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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 11, 2000

                         Commission file number 0-28706

                           FIRST ALLIANCE CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                                     33-0721183
           --------                                     ----------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)


17305 VON KARMAN AVENUE, IRVINE, CALIFORNIA                     92614
-------------------------------------------                     -----

  (Address of principal executive offices)                   (Zip code)

        Registrant's telephone number, including area code (949) 224-8500

  (Former name or former address, if changed since last report): Not Applicable


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ITEM 5.  OTHER EVENTS

         On April 11, 2000, The NASDAQ-Amex Market Group, a NASD Company, ("NASDAQ") notified the Company that at the opening of business on April 20, 2000, it will delist the Company's common stock from the NASDAQ National Market System due to (i) the uncertainty regarding the timing of effectiveness for a plan of bankruptcy reorganization; (ii) the uncertainty regarding the specific terms of the planned bankruptcy reorganization; (iii) the Company's failure to satisfy NASDAQ's continued listing requirements; (iv) concerns regarding the residual equity interest of the existing listed securities holders; and (v) the Company's March 23, 2000 filing under Chapter 11 of the U.S. Bankruptcy Code and associated public interest concepts set forth under Marketplace Rules 4450(f) and 4430(a)(3). A copy of the press release is filed as Exhibit 20.1 hereto, and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial statements - not applicable.

         (b)      Pro forma financial information - not applicable.

         (c)      Exhibits:

                  (20.1) Press release issued by the Company dated April 17, 2000.


                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:       April 17, 2000
        ---------------------
                                                 FIRST ALLIANCE CORPORATION


                                           By:   /s/ FRANCISCO NEBOT
                                                 -------------------------------
                                                 Francisco Nebot
                                                 President and
                                                   Chief Financial Officer
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                                  EXHIBIT INDEX



EXHIBIT NO.                     DESCRIPTION                             PAGE NO.
-----------                     -----------                             --------

    20.1       Press Release of the Registrant, dated April 17, 2000       4



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